UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

NOTICE OF 2026 ANNUAL MEETING OF

STOCKHOLDERS

MAY 14, 2026

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Fellow Stockholders:

On behalf of the Board of Directors, I invite you to join our 2026 Annual Meeting of Stockholders on Thursday, May 14, 2026 at 11 a.m. Eastern Time. The annual meeting is a virtual meeting. Please refer to the Notice of Annual Meeting of Stockholders for instructions on how to access the virtual annual meeting.

The enclosed Notice of Annual Meeting of Stockholders and proxy statement describe the proposals to be considered and voted upon at the meeting. I encourage you to review the proxy materials and vote as soon as possible even if you are planning to join the virtual annual meeting on May 14, 2026. You may vote by telephone, over the Internet, or, if you receive these materials by mail, by completing, signing, dating, and returning the enclosed proxy card or voting instruction form.

We hope that all stockholders will attend the virtual meeting. Whether or not you plan to attend the virtual meeting, it is important that you be represented. Your vote is important to us.

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support of Lightbridge Corporation. We hope you are safe and healthy.

Sincerely, Seth Grae Chief Executive Officer, President and Chairman March 30, 2026

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2026

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “annual meeting”) of Lightbridge Corporation, a Nevada corporation (the “Company”), will be held on Thursday, May 14, 2026 at 11 a.m., Eastern Time, for the following purposes:

1.	To elect the six persons named in the accompanying proxy statement to the Board of Directors of the Company;

2.	To approve, on an advisory basis, our executive compensation;

3.	To ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and;

4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

If you owned our common stock at the close of business on March 18, 2026, you may attend and vote at the annual meeting.

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/LTBR2026 as described in the accompanying proxy statement. You will need to have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to join the annual meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the annual meeting in person.

Your vote is important. Whether or not you plan to attend the virtual meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing, and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely, Seth Grae Chief Executive Officer, President and Chairman March 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2026

This Notice, our proxy statement and our 2025 Annual Report are available online at

http://materials.proxyvote.com/53224K

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(continued)

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider. Please read the entire proxy statement carefully before voting.

Lightbridge Corporation 2026 Annual Meeting of Stockholders

Date and Time:	Thursday, May 14, 2026 at 11 a.m., Eastern Time
Virtual Meeting:	This year’s meeting is a virtual stockholders meeting at www.virtualshareholdermeeting.com/LTBR2026

Annual Meeting Agenda

Proposal	Page Numbers	Board Recommendation
1. Election of directors	38	FOR all nominees
2. Advisory vote on executive compensation	40	FOR
3. Ratification of independent auditors	41	FOR

In addition, stockholders may be asked to consider any other business properly brought before the meeting.

Our Director Nominees

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Committee Membership
Name and Position	Director Since	Independent	Audit	Comp	Gov/Nom
Seth Grae, CEO, President and Chairman	April 2006	No
Sweta Chakraborty, Director	September 2021	Yes		☒	☒
Jesse Funches, Director	August 2021	Yes	Chair	☒
Sherri Goodman, Director	April 2023	Yes			☒
Daniel B. Magraw, Lead Independent Director	October 2006	Yes	☒		Chair
Mark Tobin, Director	September 2021	Yes	☒	Chair

Stockholder Outreach and Our Response

The Compensation Committee of the Board of Directors (the “Compensation Committee”) reviews the Company’s executive compensation programs on a regular basis. At our 2025 annual meeting of stockholders, our advisory vote on executive compensation (the “say-on-pay vote”) received approval from 86.4% of the votes cast at the meeting. The Compensation Committee is committed to engaging with and responding to stockholders with the objective of increasing stockholder support for our executive compensation programs. While we maintain a pay for performance philosophy (more variable than fixed pay, annual incentives based on achievement of specific objectives, the use of both service-based and performance-based restricted stock awards, etc.), we continue to conduct annual outreach to stockholders with respect to executive compensation, corporate governance, and related matters. As part of this process in 2025 and 2026, we contacted our major stockholders. Our outreach determined that stockholders were generally supportive of our compensation programs and happy with the Company overall.

The Compensation Committee adopts strategic corporate milestone goals, which align executives with long-term stockholder value creation and are used to inform the Compensation Committee’s annual incentive payout determinations. In 2025, we issued both service-based and performance-based restricted stock awards to our executives as part of our long-term incentive compensation program. This helped to build share ownership and retention holding power among our executives.

We plan to continue our outreach to our stockholders and continue to refine our stockholder engagement process to connect with our stockholders.

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Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

2026 PROXY STATEMENT

The Board of Directors (the “Board”) of Lightbridge Corporation, a Nevada corporation (the “Company,” “Lightbridge” or “we”) is furnishing this proxy statement and the accompanying proxy to you to solicit your proxy for the 2026 Annual Meeting of Stockholders (the “annual meeting”). The annual meeting will be held on Thursday, May 14, 2026 at 11 a.m., Eastern Time. The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You are receiving this proxy statement and our annual report because our Board is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares. The Company is making this proxy statement and the accompanying proxy first available on or about March 30, 2026.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the proposals described in this proxy statement. As in prior years, these proposals include, among others, the election of directors, an advisory vote on our executive compensation, and the ratification of the appointment of the Company’s independent registered public accounting firm (which we sometimes refer to as the “independent auditors”).

Who can attend the annual meeting?

All stockholders of record at the close of business on March 18, 2026, the record date, or their duly appointed proxies, may attend the annual meeting.

How can I attend the annual meeting?

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a stockholder of the Company as of the close of business on March 18, 2026, the record date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual annual meeting. No physical meeting will be held.

You will be able to attend the virtual annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LTBR2026. You also will be able to vote your shares online by attending the annual meeting by webcast. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting.

In our desire to ensure that the virtual annual meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board and management both at the time of registration and during the annual meeting. Stockholders may submit questions during the annual meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the annual meeting, subject to time constraints and in accordance with the rules of conduct for the annual meeting. We will also post on our investor relations page at www.ltbridge.com/investors responses to questions relevant to meeting matters that are not answered during the annual meeting due to time constraints.

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The virtual online meeting will begin promptly at 11 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

The Board has decided to hold the annual meeting as a virtual-only meeting this year to facilitate stockholder attendance and to provide a consistent experience to all stockholders, regardless of location.

In the event that the logistics of the annual meeting change, we will announce such information as promptly as practicable. Please monitor our website at www.ltbridge.com for updated information. As always, we encourage you to vote your shares prior to the meeting.

What if I have technical difficulties or trouble accessing the virtual annual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting website. If you encounter any difficulties accessing the virtual annual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting login page.

What proposals will be voted on at the annual meeting?

Stockholders will vote on three proposals at the annual meeting:

•	Proposal 1 - The election of directors;

•	Proposal 2 - An advisory vote on our executive compensation; and

•	Proposal 3 - The ratification of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

In addition, stockholders may transact other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR the election of each of the nominated directors;

•	FOR approval of our executive compensation; and

•	FOR ratification of our independent auditors.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy card, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on March 18, 2026, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 34,651,579 shares of our common stock, par value $0.001 per share outstanding.

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How many votes do I have?

Each share of common stock issued and outstanding on the record date is entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our annual report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” This proxy statement and the annual report have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote before the meeting?

If you are a stockholder of record, you may vote by proxy before the meeting through one of the following three methods:

•	By Telephone - Stockholders located in the United States can vote by telephone by calling the number listed on the enclosed proxy card and following the instructions.

•	By Internet - You can vote over the Internet by going to the link provided on the enclosed proxy card and following the instructions.

•	By Mail - You can vote by mail by signing, dating, and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 13, 2026.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting will also be offered to stockholders owning shares through certain banks and brokers.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as recommended by the Board, as set forth above under “What are the Board’s recommendations?”

May I vote at the virtual annual meeting?

You are entitled to vote your shares online by attending the annual meeting only if you are a stockholder as of the close of business on March 18, 2026, the record date. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting.

What constitutes a quorum?

A quorum is the presence, at the virtual meeting or by proxy, of the holders of one-third of the shares of the common stock entitled to vote. A quorum is required for the transaction of business at the annual meeting. Under Nevada law, an abstaining vote and a “broker non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. If a quorum is not present, the annual meeting may be adjourned until a quorum is obtained. Such adjournment will be permitted if approved by the holders of a majority of the shares of common stock represented virtually or by proxy at the annual meeting, whether or not a quorum is present. Abstentions and broker non-votes will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

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What is a “broker non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.” Proposal 3 (ratification of auditors) involves matters that we believe will be considered routine under the relevant securities exchange rules. The “routine” treatment of this proposal does not affect the seriousness with which we treat it. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

What is required to approve each item?

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For Proposal 1 (election of directors), a plurality of the votes cast is required for the election of directors. This means that the six director nominees receiving the greatest number of FOR votes will be elected to the Board. You may vote “FOR” or “WITHHOLD” with respect to the election of directors. Only votes FOR are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes are not counted for purposes of the election of directors.

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For each of Proposal 2 (advisory vote on executive compensation) and Proposal 3 (ratification of independent auditors) and any other business that may properly come before the annual meeting, the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of each proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 2 and Proposal 3. Abstentions and broker non-votes are not counted for purposes of Proposal 2 or Proposal 3 or any other business that may properly come before the annual meeting.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you submit an executed proxy, but do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth above under “What are the Board’s recommendations?” In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

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Can I change my vote or revoke my proxy?

Yes. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	submitting a written notice of revocation of your proxy by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	submitting a properly signed proxy card bearing a later date to the address immediately above;

•	voting over the Internet or by telephone per the instruction included herein; or

•	voting at the meeting using the electronic voting options during the live webcast.

What does it mean if I receive more than one proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the Internet using each personal identification number you are provided, or complete, sign, and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Computershare Trust Company at (800) 962-4284.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling, and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the solicitation of proxies by mail, our officers, directors, employees, and agents may solicit proxies by written communication, telephone, or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers, and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”) to assist us with the solicitation of proxies for the annual meeting. We expect to pay the Proxy Solicitor approximately $12,500, plus expenses, for their services.

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What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	by calling our Corporate Secretary at 571-730-1200.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request household mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials, and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary at the address or the telephone number set forth above.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors, all of whom are standing for re-election, and our executive officers, their ages as of March 18, 2026, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position with Lightbridge	Director Since
Seth Grae	62	Chief Executive Officer, President and Chairman	April 2006
Sweta Chakraborty	41	Director	September 2021
Jesse Funches	78	Director	August 2021
Sherri Goodman	66	Director	April 2023
Daniel B. Magraw	79	Lead Independent Director	October 2006
Mark Tobin	52	Director	September 2021
Larry Goldman	69	Chief Financial Officer and Corporate Secretary	—
Andrey Mushakov	49	Executive Vice President, Nuclear Operations	—

Name	Position with Lightbridge and Principal Occupations
Seth Grae Chief Executive Officer, President and Chairman

Mr. Grae was named the President and Chief Executive Officer of the Company on March 17, 2006 and, effective April 2, 2006, became a director of the Company. Mr. Grae has served as the Chairman of the Board since May 2024. Mr. Grae leads Lightbridge’s efforts to develop and deploy advanced nuclear fuel that will result in more electricity being provided from existing and new reactors, as well as enhanced safety and proliferation resistance, to allow nuclear power to compete and grow internationally as a clean source of base load electricity.

Mr. Grae is Chairman of the American Nuclear Society’s International Council and a member of the American Nuclear Society’s Trustees of Nuclear Leadership Council, the Nuclear Energy Institute’s Board of Directors and Suppliers Advisory Committee, and the Virginia Nuclear Energy Consortium’s Board of Directors. He has previously served as a member of the Civil Nuclear Trade Advisory Committee to the U.S. Secretary of Commerce, Advanced Energy Solutions Community of the World Economic Forum, Working Group on Climate, Nuclear, and Security Affairs of the Council on Strategic Risks, Nuclear Security Working Group, and Nuclear Energy and National Security Coalition, Vice Chair of the Governing Board of the Bulletin of the Atomic Scientists, member of the Board of Directors of the Lawyers Alliance for World Security, Co-chair of the American Bar Association’s Committee on Arms Control & Disarmament, and member of the Dean’s Advisory Council at the Washington College of Law at American University. He earned a B.A. (cum laude) from Brandeis University; an M.B.A. and an L.L.M. in international law (with honors) from Georgetown University; and a J.D. from American University.

Sweta Chakraborty Director

Dr. Chakraborty became a director of the Company in September 2021. Dr. Chakraborty is a globally recognized risk and behavioral scientist and an expert on risks ranging from climate change to COVID-19. She has spent more than the last 15 years advising government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities. Dr. Chakraborty currently serves as the Chief Executive Officer and Executive Board Member of North America for We Don’t Have Time, a Sweden-based tech start-up focused on reducing climate impact, which roles she has held since 2015. She is also the founder of Adapt to Thrive, which provides various interactive platforms for businesses, citizens, and governments to gain tailored knowledge to adapt, survive, and thrive on a rapidly changing planet. Since 2020, Dr. Chakraborty has also served as the Chair of the Policy Action Unit of Top Tier Impact Group, a policy institute focused on addressing the world’s most pressing issues, including those related to energy and climate. Prior to her time at Top Tier Impact Group, Dr. Chakraborty served as Associate Director of the Institute on Science for Global Policy from 2015 to 2018, where she used her experience to develop scientific consensus and deliver evidence-based policy recommendations to policymakers. From 2013 to 2014, Dr. Chakraborty was a cognitive scientist and project lead at Lootok Ltd., where she designed and implemented internal and external communication strategies informed by behavioral science in collaboration with Fortune 100 global companies, such as Mars Inc., Novartis, and PVH Corp.

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Name	Position with Lightbridge and Principal Occupations

Dr. Chakraborty earned a B.S. in Decision Science from Carnegie Mellon University, a Ph.D. in Behavioral Science from Kings College London, and completed post-doctorate work at Oxford University.

Dr. Chakraborty is regularly interviewed on major international news media outlets, including CNN, the BBC, Fox News, Sky News, and ABC. She was a keynote speaker at SXSW from 2019 to 2024 and a speaker at TEDxCalgary 2020. Dr. Chakraborty is a Forbes contributor, has written extensively in peer-reviewed journals, has contributed op-eds to publications like The Hill, and is currently working on her second book on adaptation to global risks. She directed a non-partisan science and technology policy institute and communicated its primary findings and policy recommendations to global stakeholders, ranging from the public to policymakers. She created and led a U.S.-based live, weeklong virtual production for Earth Day 2020’s 50th Anniversary broadcast to 140 countries during the COVID-19 lockdown, resulting in a daily reach of more than two million. She produced and co-hosted the popular weekly radio show and podcast “Risky Behavior” and launched and hosted “The Climate and Security” Podcast and a special series on nuclear matters as a fellow for The Center for Climate and Security. In September 2021, Dr. Chakraborty co-authored a piece featured on Morning Consult titled “IPCC Report Underscores Why the United States Must Embrace Nuclear Power to Avoid a Climate Disaster.”

Jesse Funches Director

Mr. Funches became a director of the Company in August 2021. Mr. Funches has more than three decades of regulatory experience in the nuclear energy space. Since 2007, Mr. Funches has been an independent consultant providing services related to the nuclear industry regarding regulatory costs and related issues. From 2008 to 2017, Mr. Funches worked as a consultant for the Company, providing strategic advice and assistance to a foreign government regarding the establishment, administration, and operations of an effective nuclear regulatory authority tasked with regulating and licensing all nuclear energy activities and civilian use of radioactive materials. From 2007 to 2008, Mr. Funches was a senior consultant at Talisman International, LLC, where he provided consulting services to the U.S. civilian nuclear industry on regulatory costs. Prior to his time at Talisman International, LLC, Mr. Funches served various roles at the U.S. Nuclear Regulatory Commission, including as Chief Financial Officer from 1997 to 2007, Deputy Controller from 1990 to 1997, director in several offices within the U.S. Nuclear Regulatory Commission from 1981 to 1990, and as the assistant to the Chairman and Commissioner of the U.S. Nuclear Regulatory Commission from 1978 to 1981. Before his time at the U.S. Nuclear Regulatory Commission, Mr. Funches served as an analyst in the Office of the Secretary of Defense from 1973 to 1978.

Mr. Funches earned a B.S. in Mathematics from Jackson State University, an M.S. in Applied Mathematics from the University of Illinois, and an MBA from Loyola College.

Mr. Funches has won numerous awards throughout his career. In addition to winning the 2004 Donald L. Scantlebury Memorial Award (the federal government’s highest award for excellence in financial management), Mr. Funches is a three-time recipient of the Presidential Rank Award for Meritorious Senior Executives and a two-time winner of the U.S. Nuclear Regulatory Commission’s Distinguished Service Award. Mr. Funches was also an active member of the Federal Chief Financial Officers Council, a collection of senior-level officials working to improve government-wide financial management.

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Name	Position with Lightbridge and Principal Occupations
Sherri Goodman Director

Ms. Goodman became a director of the Company in April 2023. Ms. Goodman is a recognized expert in energy, climate change, national security, and public policy, with over 30 years of experience across government, non-profit organizations, and private business.

Ms. Goodman has been Secretary General of the International Military Council on Climate & Security, a group of senior military leaders, security experts, and security institutions addressing the security risks of a changing climate, since November 2017. She is also Distinguished Fellow at the Atlantic Council’s Global Energy Center and Scowcroft Strategy and Security Center, a nonpartisan center developing sustainable strategies to address important security challenges facing the United States and its allies and partners, a position she has held since 2025, and Senior Associate at the Harvard Arctic Initiative, a project of Harvard Kennedy School addressing the impact of the warming climate on the Arctic, a position she has held since 2025. She was a Senior Fellow at the Wilson Center’s Environmental Change and Security Program and Polar Institute, which are programs in the congressionally charted, nonpartisan think tank that explore the connections between environmental change, health, and population dynamics and their links to conflict, human insecurity, and foreign policy and address policy issues related to the polar regions, from 2016 to 2025. She is credited with educating a generation of U.S. military and government officials about the nexus between climate change and national security, using her famous coinage, “threat multiplier,” to fundamentally reshape the national discourse on the topic.

Ms. Goodman is the former President and CEO of the Consortium for Ocean Leadership. She served as Senior Vice President and General Counsel of CNA (the U.S. Center for Naval Analyses). She is the founder and Executive Director of the CNA Military Advisory Board, whose landmark reports include National Security and the Threat of Climate Change (2007) and Advanced Energy and US National Security (2017).

Ms. Goodman is a former first Deputy Undersecretary of Defense (Environmental Security) and staff member on the Senate Armed Services Committee. She has founded, led, or advised nearly a dozen research organizations on environmental and energy matters, national security, and public policy.

Ms. Goodman serves as an independent director on corporate boards in the energy and technology sectors. She chairs the board of the Council on Strategic Risks and serves on the boards of the Atlantic Council and Woods Hole Oceanographic Institution. She served as Chair of the Energy and Homeland Security External Advisory Board for Sandia National Labs. She is a Life Member of the Council on Foreign Relations, where she served as Chair of the Advisory Board for the Council’s report on Governing Solar Geoengineering and on the Arctic Task Force.

Ms. Goodman received an Honorary Doctorate from Amherst College in 2018, the Department of Defense Distinguished Service Award in 1998 and 2001, the Gold Medal Award from the National Defense Industrial Organization in 1996, the Environmental Protection Agency’s Climate Change Award in 2000, and the Lifetime Achievement Award from the Environmental Peacebuilding Association in 2024. She is the author of Threat Multiplier: Climate, Military Leadership and the Fight for Global Security (Island Press 2024), the story of the U.S. military’s experience on the front lines of a changing frontier for energy and climate resilience.

Ms. Goodman appears regularly on major news media and is an active public speaker. Ms. Goodman received her undergraduate degree from Amherst College and holds degrees from Harvard Law School and Harvard Kennedy School.

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Name	Position with Lightbridge and Principal Occupations
Daniel B. Magraw Lead Independent Director

Mr. Magraw became a director of the Company in October 2006. Mr. Magraw is a leading expert on international environmental law and policy, as well as on international human rights. Mr. Magraw has served as a Senior Fellow and Professorial Lecturer at the Foreign Policy Institute at Johns Hopkins School of Advanced International Studies since 2011 and is President Emeritus of the Center for International Environmental Law (“CIEL”), a nonprofit environmental law organization. He has served as a member of the Secretary of State’s Advisory Committee on International Law, serves as a consultant to the United Nations, and is on the Board of Trustees of the Universal Rights Group, a human rights think tank in Geneva, Switzerland.

Mr. Magraw was the President and CEO of CIEL from 2002 to 2010 and was Co-Chair of Human Rights Watch’s Advisory Committee on Human Rights and Environment from 2017 to 2023. From 1992 to 2001, he was Director of the International Environmental Law Office of the U.S. Environmental Protection Agency, during which time he also served at the White House (2000-2001) and as Acting Assistant Administrator of the EPA’s Office of International Activities (2001). He was a member of the Trade and Environment Policy Advisory Committee to the Office of the U.S. Trade Representative from 2002 to 2010, chaired the American Bar Association (“ABA”) Section of International Law’s Task Force on Carta de Foresta, was a member of the U.S. Department of State Study Group on International Business Transactions, and was chair of the 15,000-member Section of International Law and Practice of the ABA. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978 to 1983, during which time he also spent six months at the Legal Services Corporation.

Mr. Magraw is a widely published author in the field of international law and has received many awards. He graduated from Harvard University with High Honors in Economics, where he was student body president, and from the University of California, Berkeley Law School, where he was editor-in-chief of the California Law Review.

While working as an economist for the Peace Corps in India from 1968 to 1972, Mr. Magraw helped develop and manage the largest and most successful cooperative of its type (wholesale, retail, furniture manufacturing, and food processing) in India. He also conducted a rural mass market survey at the invitation of the Tamil Nadu state government.

Mark Tobin Director

Mr. Tobin became a director of the Company in September 2021. Mr. Tobin is a global finance and strategy executive with over 29 years of experience in international investment banking, C-level leadership, and publicly listed and private equity owned companies. Currently, Mr. Tobin serves as Chief Executive Officer of Camp Facility Services, a leading national provider in restoration and renovation services for multi-family and commercial clients, a position he has held since July 2024. He originally joined Camp Facility Services in October 2023 as Chief Financial Officer. Mr. Tobin previously sat on the boards of data storage solutions provider Qualstar Corporation (2020-2021) and Innovation Pharmaceuticals Inc. (2015-2018).

Prior to his time at Camp Facility Services, Mr. Tobin served as Chief Financial Officer of National Underground Group, an industry leader in underground infrastructure technology, from 2021 to 2023. Mr. Tobin served as Chief Financial Officer of global industrial printer manufacturer Printronix from 2017 to 2021. From 2013 to 2017, Mr. Tobin served as executive vice president and Chief Financial Officer of Nanoflex Power Corporation, a publicly listed solar technology company. Prior to that, Mr. Tobin served as Director of Research and as a Senior Research Analyst at Roth Capital Partners, where he oversaw equity research on hundreds of small-cap public companies, publishing research on publicly traded energy infrastructure companies including nuclear power, wind power, solar power, and electric transmission and distribution. Prior to that, Mr. Tobin was a Senior Systems Engineer and Project Manager at Science Applications International Corporation (SAIC), where he led teams providing systems engineering and integration services to the U.S. Air Force. Mr. Tobin began his career as an officer in the United States Air Force, overseeing advanced technology development programs and representing the U.S. as a NATO delegate. He graduated with honors from the U.S. Air Force Academy with a Bachelor of Science in Management and received an MBA from the University of Pittsburgh.

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Name	Position with Lightbridge and Principal Occupations
Larry Goldman Chief Financial Officer

Mr. Goldman, a certified public accountant, was appointed the Chief Financial Officer of the Company in September 2018 and was made Corporate Secretary in May 2020. Prior to his appointment, Mr. Goldman had been working with Lightbridge as a consultant since 2006 and served as the Company’s Chief Accounting Officer since 2015. From 1985 to 2004, Mr. Goldman was an Audit Assurance Partner for Livingston Wachtell & Co., LLP, a New York City CPA firm, with over 20 years’ experience in assurance, tax, and advisory services. Since September 2004, Mr. Goldman had also provided consulting services to numerous public companies on various financial projects and SEC reporting. Mr. Goldman also has government contracting accounting experience.

Mr. Goldman has an M.S. degree in Taxation from Pace University and Bachelor’s degree in Business Administration with a concentration in Accounting. Mr. Goldman is a member of the New York State Society of CPAs and serves on its CFO Committee. He served on the SEC Practice Committee and the Management Consulting Committee. He is a member of the American Institute of Certified Public Accountants.

Andrey Mushakov Executive Vice President, Nuclear Operations

Dr. Mushakov oversees the nuclear fuel technology division of Lightbridge Corporation and is an expert in cost modeling and the economics of the nuclear fuel cycle. He has been with Lightbridge since 2000, and in 2018 was named executive vice president for nuclear operations.

Over the years, he has led a number of strategic initiatives for Lightbridge that have resulted in collaborative agreements and joint development projects relating to Lightbridge’s metallic fuel technology. More recently, he spearheaded contract negotiations that resulted in the signing of a Master Services Agreement with Amentum, an Initial Engineering Contract with Stern Labs, a Memorandum of Understanding with Oklo, Inc. (“Oklo”), and agreements relating to computer modeling codes and software. Prior to that, he oversaw a successful team effort leading to two landmark agreements entered into in December 2022 with Battelle Energy Alliance, LLC (“BEA”), the Department of Energy’s (“DOE”) operating contractor for Idaho National Laboratory (“INL”), to support the development of Lightbridge FuelTM. In addition, he oversaw a team effort to apply for and receive two separate voucher awards from the DOE’s Gateway for Accelerated Innovation in Nuclear (“GAIN”) program to support development of Lightbridge FuelTM in collaboration with INL and Pacific Northwest National Laboratory (“PNNL”). The collaborative project under the GAIN Voucher with INL was completed in 2021 and included experiment design for irradiation of Lightbridge metallic fuel material samples in the Advanced Test Reactor (“ATR”) at INL. The collaborative project under the second GAIN Voucher with PNNL was completed in early 2023 and included demonstration of Lightbridge’s nuclear fuel casting process using depleted uranium, a key step in the manufacture of Lightbridge FuelTM.

Dr. Mushakov has been a featured speaker at international conferences and panels on nuclear fuel technology, including the Wharton Energy Conference, the World Nuclear Fuel Cycle Conference, and the ANS Utility Working Conference and Vendor Technology Expo.

He earned a Ph.D. in economics from St. Petersburg State University of Economics and Finance, an M.S. degree in management from Hult International Business School, and a B.S. degree in banking and finance from the Financial University under the Government of the Russian Federation.

Summary of Qualifications of Directors

Set forth below are the specific qualifications, attributes, skills, and experiences of our directors, which provided the basis upon which the Governance and Nominating Committee recommended such director nominees for election.

Seth Grae

Mr. Grae’s service as the Company’s Chief Executive Officer, President and Chairman, and his extensive experience in the nuclear industry provide valuable insight to the Board about the Company and the nuclear power industry more generally. Mr. Grae is Chairman of the American Nuclear Society’s International Council and a member of the American Nuclear Society’s Trustees of Nuclear Leadership Council, the Nuclear Energy Institute’s Board of Directors and Suppliers Advisory Committee, and the Virginia Nuclear Energy Consortium’s Board of Directors.

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Sweta Chakraborty

Dr. Chakraborty is a globally recognized risk and behavioral scientist and expert on risks ranging from climate change to COVID-19. She has spent more than the last 15 years advising government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities. She has directly designed and implemented internal and external communication strategies informed by behavioral science in collaboration with Fortune 100 global companies.

Jesse Funches

Mr. Funches has more than three decades of regulatory experience, including 10 years as Chief Financial Officer of the U.S. Nuclear Regulatory Commission. In that capacity, reporting to the Chairman, he served as a key member of the senior management team that set the strategic direction for the agency and addressed policy issues. He established internal controls and risk management, achieving an unqualified assurance statement under the federal version of Sarbanes Oxley. Mr. Funches liaised directly with Congress and the Office of Management and Budget on financial and regulatory program issues and oversaw all aspects of agency-wide budgeting, performance evaluation, and strategic planning. Mr. Funches worked closely with the agency’s chairman, commissioners, and program managers to license new power reactors and nuclear fuel cycle activities.

Sherri Goodman

Ms. Goodman is an attorney and has significant experience as both a board member and an executive in international affairs and development, energy, environment, national security, critical infrastructure, and scientific research organizations. She has extensive experience with program development; management and administration; and federal, private sector, and non-profit board leadership and service, with particular focus on audit, finance, and executive committees. Special capabilities include corporate board governance, energy, nuclear weapons and energy, environment, safety and health, cybersecurity, and engagement of national and international partnerships and alliances.

Daniel B. Magraw

Mr. Magraw’s experience as a director of the Company since October 2006, his expertise on international environmental law and policy and international business law, as well as his long history of leadership roles provide valuable insight to the Board about the Company, and about nuclear policy and international law more generally.

Mark Tobin

Mr. Tobin is a global finance and strategy executive with over 29 years of experience in international investment banking and public company leadership. Currently, Mr. Tobin serves as Chief Executive Officer of Camp Facility Services, a leading national provider in restoration and renovation services for multi-family and commercial clients, a position he has held since July 2024. He originally joined Camp Facility Services in October 2023 as Chief Financial Officer. Mr. Tobin previously sat on the boards of data storage solutions provider Qualstar Corporation (2020 to 2021) and Innovation Pharmaceuticals Inc. (2015 to 2018).

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CORPORATE GOVERNANCE

Our corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor, and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, as well as the emerging best practices of other companies. Our current corporate governance guidelines are available on the Company’s website www.ltbridge.com.

The Board and Committees of the Board

The Company is governed by the Board, which currently consists of six members: Seth Grae, Sweta Chakraborty, Jesse Funches, Sherri Goodman, Daniel Magraw and Mark Tobin. Currently, Mr. Grae serves as the Chairman of the Board. The Board has established three committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.

Each of the Audit Committee, Compensation Committee, and Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board met four times in 2025. The Board has adopted a written charter for each of its committees, which are available on the Company’s website www.ltbridge.com. Each director attended at least 75% of all meetings of the Board and each committee on which he or she served during 2025. Pursuant to the Company’s corporate governance guidelines, directors are encouraged to attend the annual meeting of stockholders, and three directors attended the Company’s 2025 annual meeting.

Governance Structure

Our Board regularly reviews its leadership structure and evaluates whether any change to the structure is warranted. The leadership structure of the Company may vary over time as the demands of the business and the composition of the Board change, and the Board may utilize this flexibility to establish the most appropriate structure at any given time. The Board has determined that its current leadership structure, which includes a joint CEO-Chairman and a Lead Independent Director is appropriate due to Mr. Grae’s extensive knowledge of the Company, its operations, and the nuclear industry.

In accordance with the Company’s Corporate Governance Guidelines, when the chairman of the Board of Directors is a member of the Company’s management, the chair of the Governance and Nominating Committee acts as the Lead Independent Director. Mr. McGraw currently serves as the Lead Independent Director.

The Board’s Role in Risk Oversight

The Board is responsible for ensuring that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of these internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees, and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

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The Board implements its risk oversight function both as a whole and through its committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct and Ethics. The Audit Committee members meet separately with representatives of the independent auditing firm.

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Clawback Policy

The Board has adopted an incentive compensation recovery policy (the “Clawback Policy”) designed to comply with the mandatory compensation “clawback” requirements under the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive‑based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made. The full text of our Clawback Policy was incorporated by reference as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Insider Trading Policy

We have an insider trading policy (the “Insider Trading Policy”) that governs the purchase, sale and other transactions of our securities by directors, officers and employees, as well as consultants, independent contractors or designated agents, and their respective family members and controlled entities. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules, and regulations, and Nasdaq listing standards. Our Insider Trading Policy prohibits persons covered by the policy from engaging in certain speculative transactions or transactions designed to offset decreases in the market value of our securities, including short sales, publicly traded options and hedging. Our Insider Trading Policy also prohibits persons covered by the policy from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan. The full text of our Insider Trading Policy, as amended February 24, 2026, was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Equity Awards Processes

The Compensation Committee is responsible for approving and granting equity awards to the Company’s executive officers and other eligible employees. The Company follows a structured approach to its equity award practices to ensure transparency and alignment with stockholder interests.

The Company grants Restricted Stock Awards (“RSAs”) and Performance-based Restricted Stock Awards (“PSAs”) during an open trading window under the Insider Trading Policy. These grants are not timed to the release of material non-public information or market conditions. The grant cycle aligns with the Company’s fiscal planning and performance review processes, ensuring that awards reflect Company and individual performance over the prior year.

The grant date for RSAs and PSAs is typically the date on which the Compensation Committee approves the awards, or if necessary, the next business day in an available open trading window under the Insider Trading Policy. The grant price for RSAs and PSAs is determined based on the closing market price of the Company’s common stock on the grant date.

The Company does not engage in any practices intended to time equity awards in coordination with material information releases or market movements. The Compensation Committee believes that this structured approach fosters consistency and fairness in the Company’s executive compensation program.

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Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board and the Governance and Nominating Committee considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board, upon recommendation from the Governance and Nominating Committee, has determined that Dr. Chakraborty, Mr. Funches, Ms. Goodman, Mr. Magraw, and Mr. Tobin are independent as defined in applicable SEC and Nasdaq rules and regulations, and that each constitutes an “Independent Director” as defined in Nasdaq Listing Rule 5605. Such members constitute the majority of the entire Board.

Audit Committee

Our Audit Committee consists of Mr. Funches, Mr. Magraw, and Mr. Tobin, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company. Mr. Funches is chair of the Audit Committee and an audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	overseeing the Company’s cybersecurity risk management;

•	annually reviewing and reassessing the adequacy of our Audit Committee charter;

•	meeting separately and periodically with management and our internal and independent auditors;

•	reporting regularly to the full Board; and

•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

The Audit Committee met five times during 2025.

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Compensation Committee

Our Compensation Committee consists of Dr. Chakraborty, Mr. Funches, and Mr. Tobin, each of whom is “independent” as that term is defined under the Nasdaq listing standards. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors;

•

reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation;

•

reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, short-term incentive programs, employee pension and welfare benefit plans; and

•	administering the Clawback Policy.

Under its charter, the Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts, consultants, or advisors, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may, from time to time, seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

For 2025, after taking into consideration the six factors, prescribed by the SEC and Nasdaq, that bear upon the independence of advisors to the Compensation Committee, the Compensation Committee retained Berkeley Research Group, LLC (“BRG”) as its independent advisor. For additional information about the retention of and the services provided by BRG, see “Executive Compensation—Objectives of Our Compensation Plan—How Executive Compensation is Determined—Role of Compensation Consultant” below.

The Compensation Committee met six times during 2025.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee have never been officers or employees of the Company and have no relationship with the Company other than as directors and stockholders. During 2025, no executive officer of the Company served as a director, or as a member of any compensation committee, of any other entity that had an executive officer who served on the Board or Compensation Committee of the Company.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Dr. Chakraborty, Ms. Goodman, and Mr. Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Governance and Nominating Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of each director’s qualifications and availability of service to us;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

•	monitoring compliance with our Code of Business Conduct and Ethics.

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Our Governance and Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders; however, any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the Board. If you or another stockholder want to submit a candidate for consideration to the Board, you may submit your proposal to our Corporate Secretary:

•	by sending a written request by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	by calling our Corporate Secretary at 571-730-1200.

The Governance and Nominating Committee met four times during 2025.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to the Company’s directors, officers, and employees. A copy of this policy is available via our website at https://www.ltbridge.com/investors/corporate-governance/governance-documents. The contents of the Company’s website are not incorporated by or made a part hereof for any purpose.

During the fiscal year ended December 31, 2025, there were no waivers of our Code of Business Conduct and Ethics. We intend to disclose future amendments to the Code of Business Conduct and Ethics or waivers of its requirements as required by applicable laws, rules, and regulations.

Transactions with Related Persons

The Audit Committee reviews any transaction, arrangement or relationship that is greater than $120,000 in which any related party (directors, director nominees, executive officers, 5% stockholders and immediate family of such persons) has a direct or indirect interest in the approval of the related party transaction. The Audit Committee considers, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under similar circumstances, the extent of the related party’s interest in the transaction, the approximate dollar value of the transaction, and whether the proposed transaction includes any potential reputational risk to the Company.

None of our directors, director nominees, executive officers, 5% stockholders, or immediate family members of such persons has been involved in any transactions with us, which are required to be disclosed pursuant to Item 404 of Regulation S-K, and there are no such transactions currently proposed.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA, for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials, or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee, or the specific director, as applicable.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we discuss our compensation philosophy and describe the compensation program for our senior executives. We also explain how the Compensation Committee determines compensation for our senior executives and its rationale for specific 2025 decisions. In addition, we discuss numerous changes the Compensation Committee has made to our program over the past several years to advance its fundamental objective: aligning our executive compensation with the long-term interests of our stockholders.

The Compensation Discussion and Analysis describes the compensation of the following named executive officers (“NEOs”):

Name	Title
Seth Grae	Chief Executive Officer, President and Chairman
Andrey Mushakov	Executive Vice President, Nuclear Operations
Larry Goldman	Chief Financial Officer

Executive Summary

Our executive compensation program is designed to attract and retain qualified management personnel, to align our management’s interests with that of our stockholders, and to reward exceptional organizational and individual performance. Performance of our executives is evaluated based on financial and non-financial goals that balance achievement of short-term goals related to the continued development of the Company’s fuel technology and business and long-term goals that seek to maximize stockholder value.

2025 Say-on-Pay Results and 2026 Compensation Changes

At our 2025 annual meeting of stockholders, our advisory vote on executive compensation (the “say-on-pay vote”) received approval from 86.4% of the votes cast at the meeting, which was higher than the prior year’s 81.6% approval. The Compensation Committee is committed to engaging with and responding to stockholders with the objective of increasing stockholder support for our executive compensation programs. While we maintain a pay for performance philosophy (more variable than fixed pay, annual incentives based on achievement of specific objectives, the use of both service-based and performance-based restricted stock awards, etc.), we continue to conduct annual outreach to stockholders with respect to executive compensation, corporate governance, and related matters. As part of this process in 2025 and 2026, we contacted some of our major stockholders. Our outreach determined that the stockholders that responded were generally supportive of our compensation programs and happy with the Company overall.

The Compensation Committee adopts strategic corporate milestone goals, which align executives with long-term stockholder value creation and are used to inform the Compensation Committee’s annual incentive payout determinations. In 2025, we issued both service-based and performance-based restricted stock awards to our executives as part of our long-term incentive compensation program. This helped to build share ownership and retention holding power among our executives and was supported by our annual short-term incentive program, which incentivizes our NEOs toward annual operational, strategic, and milestone-based objectives that are aligned with long-term value creation.

We have and plan to continue our outreach to stockholders and continue to refine our stockholder engagement process to connect with our stockholders.

Recent Accomplishments

The Company achieved significant strategic goals, including the following:

Memorandum of Understanding with Oklo, Inc.

In January 2025, we signed a Memorandum of Understanding (“MOU”) with Oklo. Oklo is developing advanced micro-reactors to provide clean, reliable, and affordable energy at scale. The MOU covers: (1) conducting a preliminary evaluation of feasibility of co-locating a Lightbridge Commercial-scale Fuel Fabrication Facility at Oklo’s proposed commercial fuel fabrication facility; (2) exploring opportunities for collaboration on reprocessing and recycling of spent uranium zirconium fuel; and (3) exploring any other areas of collaboration that may be of mutual interest.

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Master Services Agreement with Amentum Technology Inc.

In December 2025, the Company entered into a Master Services Agreement with Amentum Technology Inc. (“Amentum”) relating to the performance of activities by Amentum in support of a co-location feasibility study, as well as other activities as the Company and Amentum may agree from time to time.

Memorandum of Understanding and Collaborative Agreement for Cladding Alloy Compositions

In November 2025, Lightbridge entered into an MOU and a separate Collaboration Agreement with a U.S. manufacturer specializing in advanced specialty metals to support the research and development of cladding alloy compositions for potential use as cladding materials for Lightbridge Fuel™. Under the MOU, the parties agreed to pursue a phased technical evaluation program beginning with alloy development, melting, processing, and characterization activities (Phase 1). The Collaboration Agreement governs the conduct of Phase 1 research and provides a framework for developing future project plans.

Commencement of Irradiation Testing of Lightbridge Fuel™ Material Coupon Samples

In November 2025, we announced the start of irradiation testing of the Company’s recently manufactured enriched uranium-zirconium alloy fuel material coupon samples in the ATR at INL. This milestone represents a significant step forward in the Company’s fuel development and testing program conducted under its Cooperative Research and Development Agreement (“CRADA”) with BEA, the DOE’s operating contractor for INL. The irradiation testing campaign is expected to provide essential data on the fuel alloy’s microstructural evolution, thermal conductivity properties, and other data as a function of burnup that are critical to the qualification and licensing of Lightbridge Fuel™ for future commercial use.

Idaho National Laboratory Agreements

In 2022, Lightbridge entered into agreements with BEA to support the development of Lightbridge Fuel™. The framework agreements consist of a Strategic Partnership Project Agreement (“SPPA”) and a CRADA. During 2025, previous task statements under both the SPPA and CRADA were modified to increase potential amounts payable to BEA. The duration of the umbrella SPPA was also extended from 7 to 12 years, and the performance period of the umbrella CRADA was extended from September 27, 2029 to September 27, 2032. In the fourth quarter of 2025, the Company and BEA entered into several new project task statements under the SPPA for BEA to provide technical consultation on drafting a fuel qualification plan, post-irradiation examination of fuel specimens, and code development for safety analysis and fuel performance modeling.

Purchase of High-Performance Computer for Fuel Modeling

During the fourth quarter of 2025, the Company completed the purchase of a high-performance computer (“HPC”). The HPC is specifically configured for advanced nuclear modeling and requires specialized software and environmental conditions and provides a significant expansion of computational capability necessary for us to continue developing and simulating the viability of our nuclear fuel technology. To support the HPC, the Company also entered into agreements with additional vendors to provide co-location services, hardware/software management services, and additional nuclear simulation software.

Software Code Development Agreements

In October 2025, we entered into an Agreement for Safety Analysis Codes and Services for Lightbridge Fuel Designs with Numerical Advisory Solutions, LLC (“NAS”), a provider of nuclear engineering analysis software. Under the agreement, NAS will perform code-development, benchmarking, and modeling services to support the creation of Lightbridge’s proprietary fuel-safety analysis methods and the adaptation of industry-standard computer codes for the Lightbridge Fuel™ helical-cruciform metallic U-Zr design. The resulting software and analysis models will be owned by Lightbridge and are expected to strengthen Lightbridge’s internal capability to perform reactor safety analyses in support of future regulatory submissions and commercial fuel demonstrations. In December 2025, we also entered into an agreement with Studsvik Scandpower, a provider of nuclear fuel management software, to develop a transport methodology based on their existing CMS5 software that will model the Lightbridge Fuel™ design.

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Critical Heat Flux Test Program

In February 2026, we entered into an initial engineering contract and statement of work with an organization providing specialized experimental services to assess the thermal and hydraulic (“TH”) performance of Lightbridge Fuel™ for use in water-cooled reactors. The experimental program will be carried out in phases and include: the design and fabrication of an electrically heated fuel simulator and its acceptance testing, nine-rod pressurized water reactor (“PWR”) critical heat flux tests, with an option for the Company to also choose to conduct nine-rod boiling-water reactor (“BWR”) critical power tests, a full scale TH test program to support the U.S. licensing of Lightbridge Fuel™ in commercial PWRs, and an option for the Company to also choose to conduct a full scale TH thermal test program to support the U.S. licensing of Lightbridge Fuel™ in commercial BWRs.

Philosophy of Our Compensation Program

Our compensation program is centered around a philosophy that focuses on alignment of interests between management and stockholders, management retention, and pay for performance. There is now keen competition for personnel with knowledge in the nuclear industry. We believe this philosophy allows us to compensate our NEOs competitively, while simultaneously ensuring continued development and achievement of key business strategy goals. The Compensation Committee firmly believes that our pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

To that end, we have implemented the following policies and practices:

•	Significant Variable Compensation. A significant portion of NEO target compensation is granted in equity (e.g., RSAs and PSAs with vesting provisions) and is “at-risk.” Actual cash short-term incentive compensation and equity grants in any year are made based on the Compensation Committee’s assessment of Lightbridge and individual executive performance in that year. Additionally, the value of equity awards closely tracks Lightbridge’s stockholder experience by being denominated in shares of our common stock, providing further, long-term alignment with stockholder value. The compensation delivered to our NEOs is heavily weighted toward at-risk, performance-based compensation (8% salary, 8% short-term incentive compensation, and 84% equity for the NEOs, a majority of which was performance-based, in 2025).

•	Short-Term Incentive Compensation. The short-term incentive compensation component of our compensation program includes an annual short-term incentive program, payable in cash and/or equity awards, upon the achievement of specific planned performance goals pursuant to a corporate performance scorecard approved by the Compensation Committee in the first quarter of each year, that is then ratified by the full Board. Such short-term incentive compensation serves as a vehicle for incentivizing and motivating our employees towards achieving annual strategic performance objectives.

•	Long-Term Incentive Compensation. The long-term incentive compensation component of our compensation program was delivered as RSAs and PSAs in 2025. RSAs vest in three equal installments on each of the first three anniversaries of the grant date and PSAs vest subject to the achievement of certain operational and financial milestones. RSAs and PSAs were granted to provide long-term retention of NEOs, build executive outright ownership of common stock, and further align the economic interests of our officers with stockholders by incentivizing the achievement of performance goals. In 2025, 63% of the equity awarded to NEOs was delivered as PSAs and 37% was delivered as RSAs.

•	Fixed Compensation. The fixed compensation elements of our compensation program include base salary, which compensates our NEOs for performing the essential day-to-day elements of the job and gives our NEOs a degree of certainty in light of having a majority of their compensation at risk. We also provide our NEOs and other employees with retirement, health, life, and disability insurance benefits that we believe promote employee health and welfare and assist in attracting and retaining qualified and high-performing executives.

•	No Perquisites. We do not provide any perquisites, whether cash or otherwise, to our NEOs.

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Objectives of Our Compensation Plan

The Compensation Committee has outlined the following objectives for compensation of our NEOs and considers such objectives in making compensation decisions:

Objective	Description
Attraction and Retention

We provide competitive compensation to our NEOs and tie a significant portion of compensation to time-based vesting requirements, helping to ensure that we can continue to attract key management personnel and retain such personnel.

Pay for Performance	A significant portion of each NEO’s compensation is “at-risk” or variable, based on our performance and stock price.
Pay Mix	We use a variety of fixed-pay and incentive compensation forms, including cash and equity.
Competitive Packages	We evaluate our compensation program in an effort to provide a competitive compensation package to each NEO that takes into account their responsibilities, performance, and organization.

How Executive Compensation is Determined

Role of the Compensation Committee

The Compensation Committee of the Board oversees the Company’s executive compensation programs. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the NEOs and any of the Company’s other officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. No Compensation Committee member participates in any of the Company’s employee compensation programs. Each year the Company reviews any and all relationships that each director has with the Company, and the Board subsequently reviews these findings.

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to engage, retain, and terminate any consultant, as well as approve the consultant’s fees, scope of work, and other terms of engagement. For 2025, the Compensation Committee retained Berkeley Research Group, LLC (“BRG”) as its independent advisor. BRG advises and consults with the Compensation Committee on compensation issues and the composition of the Company’s peer group and keeps the Compensation Committee apprised of competitive practices related to executive compensation. In 2025, BRG assisted the Compensation Committee in the design, structure, and implementation of the current annual executive compensation program, review of the compensation peer group, and director compensation program. BRG does not determine the exact amount or form of executive compensation for any executive officers. BRG reports directly to the Compensation Committee, and a representative of BRG, when requested, attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee Chair or its members outside of meetings.

BRG also provided certain consulting services to the Company through separate practice groups unrelated to executive compensation. These services included strategic business planning and other advisory services. The executive compensation consulting services provided to the Compensation Committee were performed by a dedicated team that operates independently from other BRG practice groups. The individuals providing executive compensation advice did not provide any of the other services to the Company and do not receive compensation based on the provision of such other services.

The Compensation Committee retained BRG after taking into consideration the six factors, prescribed by the SEC and Nasdaq, that bear upon the independence of advisors to the Compensation Committee, including consideration of the aggregate fees paid to BRG and the nature of the additional services provided. While management introduced BRG to the Compensation Committee, the Committee independently evaluated and selected BRG’s Executive Compensation Advisory Services and determined that its work for the Committee did not raise any conflict of interest. Management authorized the provision of the other consulting services provided by BRG to the Company. Neither the Board nor the Compensation Committee was required to approve those services.

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The total amount of fees paid to BRG during 2025 was $626,621, of which $366,938 related to strategic business planning, $193,269 related to equity award analysis, and $66,414 related to executive compensation evaluations.

Role of Management

The Compensation Committee considers input from the CEO when making executive compensation decisions for the other officers and employees of the Company. The CEO’s input is useful because the CEO reviews and observes the performance of the officers and employees at the Company. The Compensation Committee and Board review and approve the compensation of the CEO separately, without the participation or involvement of the CEO.

Performance Goals

The Compensation Committee believes that a significant portion of each NEO’s compensation should be tied to the Company’s performance. The Company considers overall corporate performance based on certain operational and financial objectives as described above to broadly inform compensation decisions. The Company considered the following performance milestones in determining the short-term incentive payouts relating to 2025 performance: keep spending on corporate general and administrative expenses, including outside professional fees, on budget; execute on key fuel development milestones; presentation of Lightbridge Fuel technology at technical conferences and/or submission of article for publication in technical or industry journals; and executive leadership. The performance-based portion of the Company’s long-term incentive compensation awards granted in 2025 will vest, if at all, subject to achievement of certain operational and financial milestones relating to the insertion of the Company’s coupon fuel samples into the ATR at INL for irradiation testing, manufacturing goals, goals related to the design and construction of a new fuel facility, commercial objectives, and funding goals. Performance goals have changed from time to time and will continue to change as the condition of the Company and its fuel technology evolve.

Peer Group Analysis

The Company has historically evaluated its compensation program against the programs at similarly situated companies in order to ensure its compensation program is competitive. The peer companies were reviewed and updated based on (i) revenue scope within a reasonable range, (ii) market capitalization within a reasonable range of the Company’s market capitalization, (iii) research and development expenditure within a reasonable range of the Company’s research and development expenditure, (iv) companies who compete with us directly in nuclear energy technologies and services, and (v) companies who compete with us for executive and technical talent. In 2025, with the assistance of BRG, the peers were reviewed for continued appropriateness and the composition of the peer group was revised. The 2025 peer group consists of the following companies:

•	ASP Isotopes Inc.
•	Centrus Energy Corp.
•	Nano Nuclear Energy
•	NuScale Power Corporation
•	Oklo Inc.
•	Uranium Energy Corp.

In 2025, under advisement from BRG, the Company updated the criteria it had previously applied, which criteria had been appropriate when the Company had very few direct publicly traded competitors. The resulting 2025 peer group reflects the removal of Beam Global, CVD Equipment Corporation, Gevo, Inc., Nuvve Holding Corp., NVE Corporation, Ocean Power Technologies, Inc., Perma-Fix Environmental Services, Research Frontiers Incorporated, and Westwater Resources, Inc., because they do not compete directly with the company in nuclear energy technologies and services, and the addition of ASP Isotopes Inc. and Nano Nuclear Energy. The Compensation Committee reviewed compensation data for the peer group at the 25th, 50th, and 75th percentiles and considers the competitive data as one factor in setting compensation levels for the NEOs.

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Executive Compensation Elements

Overview and Compensation Mix

The following table illustrates the principal elements of the Company’s executive compensation program, each of which is evaluated and updated on an annual basis by the Compensation Committee:

Pay Element	Characteristics	Primary Objective
Base Salary	Annual fixed cash compensation	Attract and retain qualified and high performing executives
Short-Term Compensation	Annual performance-based compensation payable in cash or equity awards	Incentivize our NEOs to achieve short-term goals
Long-Term Compensation	Restricted Stock Awards (both service-based and performance-based)	Retain our NEOs, build stock ownership, incentivize the achievement of longer-term performance goals, and align our NEOs’ interests with the interests of our stockholders

In addition to the above-mentioned elements, the Company also provides a retirement, health, and welfare benefit component to the executive compensation program.

The 2025 compensation mix for the Company’s NEOs demonstrates the Company’s philosophy regarding significant long term and performance-based compensation. The following is a summary of the components of the compensation policy for the Company’s NEOs.

Fixed Compensation

Base Salary. The Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities and takes into account competitive market compensation paid by comparable companies. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executives. In each case, the Compensation Committee takes into account each officer’s (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries, and (v) the Company’s achievement of performance goals (both financial and non-financial). The Compensation Committee also (x) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual’s performance and (y) reviews reports of the CEO presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

In November 2025, after taking into account the above-mentioned factors, historical base salaries, the performance of the NEOs, and the Company’s need to preserve capital, the Compensation Committee approved a 3.5% increase in the base salaries of Mr. Grae, Dr. Mushakov, and Mr. Goldman, as follows:

Name and Title	2026 Base Salary ($)	2025 Base Salary ($)	2025 to 2026 Increase
Seth Grae, CEO, President and Chairman	613,434	592,690	3.5%
Andrey Mushakov, EVP, Nuclear Operations	382,596	369,658	3.5%
Larry Goldman, CFO	353,955	341,985	3.5%

For more information about the 2025 base salaries for each of our NEOs, please see the 2025 Summary Compensation Table below.

Short-Term Incentive Compensation

The Compensation Committee has established a short-term incentive (“STI”) program pursuant to which each of the NEOs may earn cash or stock-based compensation upon the achievement of individualized or Company-wide performance expectations. The target value of the award was established at 50% of base salary in the case of each of Mr. Grae, Dr. Mushakov, and Mr. Goldman.

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The Compensation Committee annually determines the actual payout of STI awards based on pre-determined performance goals for Lightbridge, which are weighted based on their relative importance, and each individual’s contribution to those goals. In 2025, the Company had the following performance goals, based on pre-determined performance target metrics with the maximum performance target metric increasing the STI scorecard weight by 150%+, subject to the Compensation Committee’s discretion and approval.

Goal	Scorecard Weight	2025 Actual Payout %
Keep spending to budget on corporate general and administrative expenses	15%	15%
Execute on key fuel development milestones	55%	65%
Presentation of Lightbridge Fuel technology at technical conferences and/or submission of article for publication in technical or industry journals	5%	8%
Executive Leadership	25%	38%

Lightbridge’s Compensation Committee approved the annual incentive payments to Lightbridge’s NEOs as described in the bonus and non-equity incentive plan compensation columns of the 2025 Summary Compensation Table based on the milestones summarized above and the Compensation Committee’s assessment of each individual executive’s contribution to Lightbridge’s operational progress in 2025.

Name and Title	2025 Target Payment (50% of Salary) ($)	2025 Actual Cash Payment ($)	2025 Actual Cash Payment (% of Target)
Seth Grae, CEO, President and Chairman	296,345	576,000	194%
Andrey Mushakov, EVP, Nuclear Operations	184,829	359,000	194%
Larry Goldman, CFO	170,993	332,000	194%

The final 2025 Actual Cash Payment reflects the application of an STI Adjustment Factor of 1.5x to the calculated payout. This adjustment was applied to align target total cash compensation with approximately the 75th percentile of peer group companies, which represents the Company’s intended positioning relative to market compensation peer group benchmarks.

Long-Term Incentive Compensation

Lightbridge delivered long-term incentive (“LTI”) compensation as service-based RSAs vesting in three equal installments on each of the first three anniversaries of the grant date and PSAs subject to both service-based and performance-based vesting conditions. RSAs and PSAs were granted to provide long-term retention of NEOs, build executive outright ownership of Lightbridge shares, and further align the economic interests of Lightbridge’s officers with its stockholders by incentivizing the achievement of performance goals.

Name and Title	2025 LTI Grants (shares)
Seth Grae, CEO, President and Chairman	458,954
Andrey Mushakov, EVP, Nuclear Operations	286,248
Larry Goldman, CFO	264,818

Retirement, Health, Life, and Disability Insurance Benefits

The Company offers a variety of health and other insurance and retirement programs to all eligible employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of the Company’s employees. The Company’s health insurance programs include medical, dental, and vision coverage. In addition to the foregoing, the NEOs are eligible to participate in a defined contribution profit sharing plan (the “401(k) plan”) that is administered by a committee of trustees appointed by the Company. All employees are eligible to participate in the 401(k) plan. In 2025, the Company made 100% matching contributions for all full-time employees with immediate vesting.

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Perquisites

We do not provide any perquisites, whether cash or otherwise, to our NEOs. We feel that our executive compensation program, particularly given the Company’s capital needs, provides our NEOs with competitive compensation such that we do not need to provide any perquisites to achieve the goals of our executive compensation program.

Employment Agreements

On August 8, 2018, the Company entered into employment agreements with each of Mr. Grae, Dr. Mushakov, and Mr. Goldman, which in the case of Mr. Grae and Dr. Mushakov replaced employment agreements entered into during 2006, and which in the case of Mr. Goldman became effective September 1, 2018. The employment agreements provide for an initial annual base salary of $459,268, $286,443 and $265,000 for each of Mr. Grae, Dr. Mushakov and Mr. Goldman, respectively, and establish a target annual bonus of 50% of base salary for each executive with the amount of any such bonus to be determined by the Compensation Committee on the achievement of performance goals that are established by the Compensation Committee. In addition, each of Mr. Grae, Dr. Mushakov, and Mr. Goldman is eligible to earn an annual long-term incentive award, subject to the Compensation Committee’s discretion to grant such awards, based upon a target award opportunity equal to 50% of base salary, and subject to attainment of such goals, criteria, or targets established by the Compensation Committee in respect of each such calendar year.

Each employment agreement provides that if the executive’s employment is terminated or not extended by the Company without “cause,” or terminated by the executive for “good reason” (each as defined in the employment agreement), then, subject to the terms and conditions of the employment agreement, the executive will be entitled to certain severance payments and benefits. In the case of Mr. Grae, the employment agreement provides for payments equal to two times Mr. Grae’s base salary and target bonus for the calendar year in which the termination occurs, payable over 12 months, plus an amount equal to the prorated target bonus for the current year, payable in a lump sum. However, if such termination occurs upon or within 24 months of a “change of control” (as defined in the employment agreement), Mr. Grae will receive a lump sum payment equal to three times his base salary and target bonus for the calendar year in which the termination occurs, plus an amount equal to the prorated target bonus for the current year, and all of Mr. Grae’s equity awards will immediately vest in full, with any outstanding performance-based equity awards becoming fully vested based on the target level of performance. In the case of Dr. Mushakov and Mr. Goldman, the employment agreements provide for payments equal to the executive’s base salary and target bonus for the calendar year in which the termination occurs, payable over 12 months, plus an amount equal to the prorated target bonus for the current year, payable in a lump sum. However, if such termination occurs upon or within 24 months of a “change of control,” each of Dr. Mushakov and Mr. Goldman will receive a lump sum payment equal to two times his base salary and target bonus for the calendar year in which the termination occurs, plus an amount equal to the prorated target bonus for the current year, and all of the executive’s equity awards will immediately vest in full, with any outstanding performance based equity awards becoming fully vested based on the target level of performance.

Each employment agreement has an initial five-year term and will automatically be extended for additional one-year terms upon the expiration of the initial term unless either party provides notice of non-renewal to the other. The employment agreements provide standard benefits and contain routine confidentiality, non-competition, non-solicitation and non-disparagement provisions.

Each of Mr. Grae, Dr. Mushakov, and Mr. Goldman will also be entitled to continued benefits under the Company’s medical, dental and vision plans for a period of up to 12 months upon termination outside of a change of control and for a period of up to 18 months upon termination within 24 months following a change of control.

Tax Considerations

The Compensation Committee considers the anticipated tax treatment to the Company when determining executive compensation and routinely seeks to structure its executive compensation program in a way that preserves the deductibility of compensation payments and benefits. It should be noted, however, that the Compensation Committee considers many factors in determining executive compensation and, similarly, there are many factors that may affect the deductibility of executive compensation. In order to maintain the flexibility to be able to compensate NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a strict policy that all executive compensation must be deductible.

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No Hedging, Pledging or Short Sales Transactions Permitted

The Company prohibits all officers, directors, and other persons designated by the Audit Committee from engaging in hedging transactions designed to offset decreases in the market value of the Company’s securities or otherwise investing in options, warrants, stock appreciation rights, put or call option contracts, straddles, or similar rights relating to the Company’s securities. In addition, such persons are prohibited from pledging any Company securities as collateral for a loan, engaging in short sales of Company securities, or purchasing the Company’s securities on margin.

Trading Plan Arrangements

During the year ended December 31, 2025, certain of our Section 16 officers and directors adopted or terminated contracts, instructions or written plans for the purchase or sale of our securities, each of which is intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) under the Exchange Act and was adopted during an open insider trading window and no sales will commence under the plan until completion of the required cooling off period under Rule 10b5-1.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on review and discussions, the Compensation Committee recommended to the Board the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Jesse Funches

Sweta Chakraborty, Ph.D.

Mark Tobin

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2025 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by, or paid to our NEOs for services rendered in all capacities during the noted periods.

Name	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(3) ($)	Total ($)
Seth Grae	2025	596,147	175,104	6,356,242	400,896	34,750	7,563,139
CEO, President and Chairman	2024	573,693	89,362	740,863	260,638	30,500	1,695,056
	2023	547,279	87,273	284,947	232,727	30,000	1,182,226

Andrey Mushakov	2025	371,814	109,136	3,964,365	249,864	23,500	4,718,679
EVP, Nuclear Operations	2024	357,809	56,170	462,073	163,830	23,000	1,062,882
	2023	341,334	57,273	177,720	152,727	22,500	751,554

Larry Goldman	2025	343,980	100,928	3,667,573	231,072	31,000	4,374,553
CFO and Corporate Secretary	2024	331,024	52,340	427,485	152,660	30,500	994,009
	2023	315,783	51,818	164,416	138,182	30,000	700,199

1.

Consists of payments under our STI program for the year indicated, with payments relating to the achievement of individual goals set forth in the bonus column and payments relating to the achievement of all other performance criteria set forth in the non-equity incentive plan compensation column. The Company considers payments relating to the achievement of individual goals to qualify as bonus payments because of the holistic assessments used by the Compensation Committee in evaluating the progress of the NEOs towards their individual goals, as compared to achievement of definitive metrics for the other performance criteria under the STI program.

2.

Reflects RSAs vesting in three equal installments on each of the first three anniversaries of the grant date and PSAs granted that are subject to both service-based and performance-based vesting criteria. The amounts reported in the Stock Awards column reflect aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the stock awards, please see Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The significant increase in Stock Awards for 2025 compared to prior years is primarily attributable to the grant of PSAs tied to the achievement of key R&D fuel program milestones over the next 3 years (i.e., through December 31, 2028). The 2025 stock awards consist of: (1) RSAs granted on August 28, 2025 and December 1, 2025  to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 153,582, 95,789, and 88,618 shares, respectively, that vest in three equal installments on each of the first three anniversaries of the grant date; (2) PSAs granted on April 7, 2025 to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 87,249, 54,417, and 50,343 shares, respectively, that vest in three equal installments on each of the first three anniversaries of the grant date following the achievement of the performance milestone for these PSAs in November 2025 upon successful insertion of the Company’s fuel material coupon samples into the ATR at INL ; and (3) PSAs granted on August 28, 2025 to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 218,123, 136,042, and 125,857 shares, respectively, that vest, if at all, based on achievement of certain R&D fuel milestones relating to key technical development and commercialization objectives of the Company’s R&D fuel program and one specific financial milestone, by December 31, 2028, in addition to at least twelve months of continuous service as of the performance milestone achievement date. In the case of the PSAs, the grant date fair value is equivalent to the highest level of performance condition that may be achieved. A substantial portion of the 2025 equity awards is therefore performance-based and contingent upon the achievement of these milestones, as well as continued service, and may not ultimately vest.

The 2024 stock awards consist of RSAs granted to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 127,296, 79,394 and 73,451 shares, respectively. These RSAs have a service-based vesting provision. These awards were granted December 4, 2024, and vest in three equal installments on each of the first three anniversaries of the grant date.

The 2023 stock awards consist of RSAs granted to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 71,775, 44,766, and 41,415 shares, respectively. These RSAs have a service-based vesting provision. These awards were granted November 20, 2023, and vest in three equal installments on each of the first three anniversaries of the grant date.

3.	Consists of the Company’s 401(k) matching contributions.

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Outstanding Equity Awards at Fiscal Year End

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units or Other Rights That Have Not Vested ($)
Seth Grae	18,199	—	18.48	11/09/2026
	7,937	—	12.60	10/26/2027
					567,743	7,176,272
Andrey Mushakov	11,351	—	18.48	11/09/2026
					354,099	4,475,811

Larry Goldman	4,469	—	18.48	11/09/2026
					327,590	4,140,738

1.

Comprised of RSAs that vest in three equal installments on each of the first three anniversaries of the date of grant and PSAs that vest subject to achievement of certain operational or financial milestones and service-based vesting provisions. The market value of RSAs and PSAs reported is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2025 ($12.64 per share).

Potential Payments upon Termination or Change in Control

A Change in Control will take place when either the Company is sold directly or indirectly, other than by way of merger or consolidation, to anybody that is not a subsidiary of the Company; or the incumbent directors do not constitute at least a majority of the Board; or 10 business days prior to a complete liquidation; or dissolution of the Company; or the acquisition of beneficial ownership of more than 50% outstanding shares of common stock of the Company.

Please see above under “—Employment Agreements” for a description of potential payments upon termination or a change in control to each of Mr. Grae, Dr. Mushakov and Mr. Goldman pursuant to their employment agreements. Each of Mr. Grae, Dr. Mushakov, and Mr. Goldman will also be entitled to continued benefits under the Company’s medical, dental and vision plans for a period of up to 12 months upon termination outside of a change of control and for a period of up to 18 months upon termination within 24 months following a change of control.

Equity Incentive Plans

The 2020 Omnibus Incentive Plan permits the grant of the following (collectively, the “Awards”): (i) nonqualified stock options and incentive stock options; (ii) restricted stock awards and restricted stock units; (iii) performance awards; and (iv) other stock-based awards.

The purpose of the 2020 Omnibus Incentive Plan is to enable us to attract and retain employees, officers, and directors, as well as consultants and advisors to the Company, which is essential to our long-term success. The granting of Awards under the 2020 Omnibus Incentive Plan is intended to promote our long-term financial interests and growth of our Company by attracting and retaining personnel with the training, experience, and ability to enable them to make a substantial contribution to the success of our business. Moreover, the 2020 Omnibus Incentive Plan aims to align the interests of such personnel with those of our stockholders through opportunities for increased equity-based ownership in the Company.

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Under the Company’s 2015 Equity Incentive Plan, as amended, and the 2020 Omnibus Incentive Plan, the Board or the Compensation Committee may accelerate the vesting of awards outstanding thereunder upon a change in control of the Company. The Board or the Compensation Committee may also provide for the payment of the cash value of the awards in connection with a change in control under circumstances specified in the plans.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our 2020 Omnibus Incentive Plan and 2015 Equity Incentive Plan as of December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (1) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,211,131	$12.16	1,825,729
Equity compensation plans not approved by security holders	—	—	—
Total	2,211,131	$12.16	1,825,729

1.

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect shares that will be issued upon the vesting of outstanding RSAs and PSAs.

2.

Under the terms of the 2020 Equity Incentive Plan, shares subject to awards that are forfeited, canceled, settled in cash, expire unexercised, or are withheld or surrendered to satisfy tax withholding obligations or the exercise price of an award will again become available for issuance under the plan, subject to the share counting provisions of the plan.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company provides the following disclosure for its three most recent fiscal years. The Board and the Compensation Committee did not consider the pay versus performance disclosure below in making their pay decisions for any of the years presented. See “Compensation Discussion and Analysis” beginning on page 19 for information about the decisions made by the Board and the Compensation Committee with respect to NEO compensation for the years discussed.

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The use of the term “compensation actually paid” (“CAP”) is required by SEC rules and such amounts were calculated as required by SEC rules, as described below. The following table sets forth information about the relationship between CAP and certain financial performance metrics of our Company.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (5) ($)	Net Income (Loss)(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	7,563,139	7,651,761	4,546,616	4,599,823	324.94	(19,580,341)
2024	1,695,056	1,848,844	1,028,446	1,125,770	121.59	(11,787,066)
2023	1,182,226	1,067,058	725,878	656,737	82.52	(7,908,646)

1.	Reflects total compensation amounts reported in the “2025 Summary Compensation Table” above (the “SCT”) for Mr. Grae for the respective years shown.

2.

Reflects the total compensation amounts reported in the SCT adjusted to include or exclude the amounts shown in the tables below. CAP is determined in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation Committee in regard to the CEO’s compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

Year	SCT Total for PEO(a) ($)	Reported Value of Equity Awards ($)	Equity Award Adjustments ($)	Compensation Actually Paid to PEO ($)
2025	7,563,139	(6,356,242)	6,444,864	7,651,761
2024	1,695,056	(740,863)	894,651	1,848,844
2023	1,182,226	(284,947)	169,779	1,067,058

a.	The grant date fair value of equity awards represents the total amounts reported in the “Stock Awards” column in the SCT for Mr. Grae for the respective years shown.

The amounts deducted or added in calculating the equity award adjustments are as follows.

CEO	2025	2024	2023
The fair value as of fiscal year-end of any equity awards granted during the covered year that are unvested at the end of the year ($)*	4,514,540	602,110	230,398
The change, measured from the end of the prior fiscal year to the end of the most recently completed fiscal year, in the fair value of any equity awards granted in prior years that are unvested as of the end of the covered year ($)	860,521	116,522	(50,141)
The fair value as of the end of the prior fiscal year for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	—	—	—
For awards that are granted and vest in the same year, the fair value as of the vesting date ($)	—	—	—
The change, measured from the end of the prior fiscal year to the vesting date, in fair value of equity awards granted in prior years that vested during the covered year ($)	1,069,803	176,019	(10,478)
The dollar value of any dividends or earnings paid on equity awards in the fiscal year prior to the vesting date that are not otherwise included in total compensation for the year ($)	—	—	—
Total Equity Award Adjustments ($)*	6,444,864	894,651	169,779

*As part of this total, the grant date fair value of the PSA awards granted on August 28, 2025 to Mr. Grae was $3,389,631 and was included in the PEO’s 2025 SCT Total. At December 31, 2025, only certain of the performance-based milestones were deemed probable of achievement under ASC 718. Accordingly, $1,470,436 in year-end fair value of the milestones deemed probable of achievement was included in the Total Equity Award Adjustments above. The year-end fair value of milestones not deemed probable was excluded from the Total Equity Award Adjustments above, but could be included in future periods if achievement becomes probable.

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3.	Reflects the average of the total compensation amounts reported in the SCT for Dr. Mushakov and Mr. Goldman for the respective years shown.

4.

Reflects the total compensation amounts reported in the SCT adjusted to include or exclude the amounts shown in the tables below. CAP is determined in accordance with SEC rules and does not reflect the actual average amount of compensation earned by or paid to Dr. Mushakov and Mr. Goldman during the applicable year.

Year	Average SCT Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)	Average Compensation Actually Paid to Non- PEO NEOs $)
2025	4,546,616	(3,815,969)	3,869,176	4,599,823
2024	1,028,446	(444,779)	537,103	1,120,770
2023	725,878	(171,069)	101,928	656,737

The amounts deducted or added in calculating the equity award adjustments are as follows.

Non-PEO NEOs	2025	2024	2023
The fair value as of fiscal year-end of any equity awards granted during the covered year that are unvested at the end of the year ($)*	2,710,300	361,478	138,320
The change, measured from the end of the prior fiscal year to the end of the most recently completed fiscal year, in the fair value of any equity awards granted in prior years that are unvested as of the end of the covered year ($)	516,617	69,954	(30,102)
The fair value as of the end of the prior fiscal year for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered year ($)	—	—	—
For awards that are granted and vest in the same year, the fair value as of the vesting date ($)	—	—	—
The change, measured from the end of the prior fiscal year to the vesting date, in fair value of equity awards granted in prior years that vested during the covered year ($)	642,259	105,671	(6,290)
The dollar value of any dividends or earnings paid on equity awards in the fiscal year prior to the vesting date that are not otherwise included in total compensation for the year ($)	—	—	—
Total Equity Award Adjustments ($)*	3,869,176	537,103	101,928

*As part of this total, the grant date fair value of the PSA awards granted on August 28, 2025 to Dr. Mushakov and Mr. Goldman was $4,069,910 in the aggregate and was included in the Non-PEO NEOs’ 2025 SCT Total. At December 31, 2025, only certain of the performance-based milestones were deemed probable of achievement under ASC 718. Accordingly, $1,765,530 in year-end fair value of the milestones deemed probable of achievement was included in the Total Equity Award Adjustments above. The year-end fair value of milestones not deemed probable was excluded from the Total Equity Award Adjustments above, but could be included in future periods if achievement becomes probable.

5.	Reflects the cumulative value of $100 invested in Lightbridge stock on December 31, 2022.

6.	Reflects the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with CAP for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

CAP and Net Income (Loss)

Because we are not a commercial-stage company, we did not have any revenue during the periods presented. Consequently, our Company has not historically looked to net income (loss) as a performance measure for our executive compensation program. In 2025, 2024, and 2023, our net loss has increased, and the compensation actually paid for both our PEO and non-PEO NEOs increased in 2025 from 2024 and increased in 2024 from 2023.

CAP and Cumulative TSR

TSR increased in 2025 from 2024 and increased in 2024 from 2023, and the compensation actually paid for both the PEO and non-PEO NEOs also increased in 2025 from 2024 and in 2024 from 2023.

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DIRECTOR COMPENSATION

2025 Director Compensation

For the fiscal year ended December 31, 2025, non-employee directors received the following compensation.

Annual Cash Retainer

Each non-employee director received a base annual cash retainer of $70,000 for service on the Board. Committee Chairpersons received an additional retainer for their leadership roles, as follows:

•	Audit Committee Chair: $12,000

•	Compensation Committee Chair: $8,000

•	Nominating and Governance Committee Chair: $6,000

Members of these committees who were not serving as Chairpersons did not receive additional compensation.

Equity Compensation

Each non-employee director received the following:

•	an annual equity grant on March 12, 2025 of RSAs valued at $100,000, which vested in four equal quarterly installments beginning on March 31, 2025 (the “Annual RSAs”);

•	an additional RSA grant on August 28, 2025 valued at $77,700, which vests in three equal annual installments on each of the first three anniversaries of the grant date (the “Additional RSAs”); and

•	a PSA grant on August 28, 2025 valued at $233,100, which vests upon the achievement of certain R&D fuel milestones and one specific financial milestone by December 31, 2028, in addition to at least twelve months of continuous service as of the performance milestone achievement date (the “Director PSAs”).

The increase in equity compensation compared to prior years was based on a study of director compensation provided by BRG.

All retainers and committee chair fees are paid in quarterly installments. Directors are also reimbursed for reasonable expenses incurred in connection with their Board service, including travel to meetings.

Director Compensation Table

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during fiscal 2025. Mr. Grae received no additional compensation for his service as a director in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
Sweta Chakraborty(2)	70,000	410,800	480,800
Jesse Funches	82,000	410,800	492,800
Sherri Goodman	70,000	410,800	480,800
Daniel Magraw	76,000	410,800	486,800
Mark Tobin	78,000	410,800	488,800

1.

The value of stock awards is the aggregate grant date fair market value computed in accordance with ASC 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the stock awards, please see Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The 2025 stock awards consist of: (1) 11,588 Annual RSAs with respect to each director, (2) 5,000 Additional RSAs with respect to each director, and (3) 15,000 Director PSAs with respect to each director. In the case of the Director PSAs, the grant date fair value is equivalent to the highest level of performance condition that may be achieved.

As of December 31, 2025, the aggregate number of outstanding stock awards held by each member of the Board was as follows: Dr. Chakraborty, 41,553 shares; Mr. Funches, 64,840 shares; Ms. Goodman, 51,847 shares; Mr. Magraw, 34,055 shares; and Mr. Tobin, 61,038 shares.

As of December 31, 2025 Mr. Magraw held stock options to purchase 9,248 shares of common stock.

2.	In 2025, Dr. Chakraborty’s cash payments were made directly to her company, Adapt to Thrive.

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2026 Director Compensation

For the fiscal year ending December 31, 2026, non-employee directors will receive the following compensation.

Annual Cash Retainer

Each non-employee director will receive a base annual cash retainer of $75,000 for service on the Board. Committee Chairpersons will receive an additional retainer for their leadership roles, as follows:

•	Audit Committee Chair: $12,000

•	Compensation Committee Chair: $8,000

•	Nominating and Governance Committee Chair: $6,000

Members of these committees who were not serving as Chairpersons will not receive additional compensation.

Equity Compensation

Each non-employee director will receive an annual equity grant of RSAs valued at $150,000, which vest quarterly and in full after one year of service.

All retainers and committee chair fees are paid in quarterly installments. Directors will also be reimbursed for reasonable expenses incurred in connection with their Board service, including travel to meetings.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of March 12, 2026 for: (i) each person known by us to beneficially own more than 5% of any class of our voting securities, (ii) each NEO, (iii) each of our directors and nominees, and (iv) all of our current executive officers and directors as a group. The percentage of beneficial ownership is based on 34,524,920 shares of common stock outstanding as of March 12, 2026. The address of each executive officer, director and nominee is care of Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. Except as explained in the footnotes to the following table, each person listed, and the members of the group, had sole voting power and sole investment power with respect to the shares shown. None of the shares are subject to pledge.

Name	Common Stock Held Directly		Stock Options(1)	Total Beneficial Ownership	Percent of Common Stock
Seth Grae	791,270	(2)	26,136	817,406	2.4%
Larry Goldman	328,840	(3)	4,469	333,309	1.0%
Andrey Mushakov	389,082	(4)	11,351	400,433	1.2%
Sweta Chakraborty	48,992	(5)	—	48,992	*
Jesse Funches	74,022	(5)	—	74,022	*
Sherri Goodman	62,478	(5)	—	62,478	*
Daniel Magraw	44,686	(5)	9,248	53,934	*
Mark Tobin	71,669	(5)	—	71,669	*
Current Directors and Executive Officers as a Group (eight people)	1,811,039		51,204	1,862,243	5.4%
5% Beneficial Owners
BlackRock, Inc (6)	1,998,562		—	1,998,562	5.8%
State Street Corporation(7)	1,847,661		—	1,847,661	5.4%

* Denotes less than 1% of the outstanding shares of common stock.

1.	Consists of shares that may be acquired under stock option awards that are currently exercisable or will become exercisable within 60 days of March 12, 2026.

2.	Includes 262,371 shares underlying unvested RSAs and 305,372 shares underlying unvested PSAs.

3.	Includes 151,390 shares underlying unvested RSAs and 176,200 shares underlying unvested PSAs.

4.	Includes 163,640 shares underlying unvested RSAs and 190,459 shares underlying unvested PSAs.

5.	Includes, with respect to each director, 15,631 shares underlying unvested RSAs and 15,000 shares underlying unvested PSAs.

6.

Based on a Schedule 13G filed on January 21, 2026 by BlackRock, Inc. (“BlackRock”). BlackRock reports that, of the shares shown as beneficially owned, BlackRock has sole voting power as to 1,972,999 shares of our common stock and has sole dispositive power as to 1,998,562 shares of our common stock. The address of Blackrock is 50 Hudson Yards, New York, NY 10001.

7.

Based on a Schedule 13G filed on February 9, 2026 by State Street Corporation (“State Street”). State Street reports that, of the shares shown as beneficially owned, State Street has shared voting power as to 1,817,181 shares of our common stock and has shared dispositive power as to 1,847,661 shares of our common stock. The address of State Street is One Congress Street, Suite 1, Boston, MA 02114.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Funches qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of SEC Regulation S-K, as Mr. Funches has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financial reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2025, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with Company management; (2) discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (3) received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Audit Committee:

Jesse Funches

Daniel B. Magraw

Mark Tobin

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PROPOSAL 1 - ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors. There are currently six directors serving on the Board. At the annual meeting, all six directors will be up for election. The individuals who have been nominated for election to the Board at the annual meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the annual meeting, the holders of the proxies solicited by this proxy statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below unless the proxy card is marked otherwise.

The Board recommends a vote FOR the election of each of the nominees listed below.

Nominees

The names, positions with the Company, and ages as of March 18, 2026 of the individuals who are our nominees for election as directors are:

Name	Age	Position with Lightbridge	Director Since
Seth Grae	62	CEO, President and Chairman	April 2006
Sweta Chakraborty	41	Director	September 2021
Jesse Funches	78	Director	August 2021
Sherri Goodman	66	Director	April 2023
Daniel B. Magraw	79	Lead Independent Director	October 2006
Mark Tobin	52	Director	September 2021

General Information

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees. For information as to the shares of the common stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

All directors will hold office until the next election of directors, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors, or executive officers and any other person pursuant to which any of our nominees, directors, or executive officers have been selected for their respective positions. No nominee, director, or executive officer is related to any other nominee, director, or executive officer.

Director Qualifications

Directors are responsible for overseeing the Company’s business, consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes, and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

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In its assessment of each potential candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries, and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures, and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

Qualifications, Attributes, Skills, and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries around the world and significant areas of future growth are located outside of the United States. The Company’s business is truly global and multicultural. Therefore, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company’s business is multifaceted and involves complex financial transactions in various countries. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as a chief executive officer or president. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and the nuclear industry should be represented on the Board. The Company’s business also requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities. Therefore, the Board believes that governmental, political, or diplomatic expertise should be represented on the Board.

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PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that we allow our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement.

The say-on-pay vote is advisory and therefore not binding on the Company, the Compensation Committee, or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote FOR the approval of the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

39

PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected BDO USA, P.C. (“BDO”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee will take the vote into consideration but may continue to retain BDO. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

The Company has been advised by BDO that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of BDO will be available during the virtual annual meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the virtual annual meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed to us by BDO during the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees ($)	591,101	551,203
Audit Related Fees ($)	—	—
Tax Fees ($)	11,981	16,452
All Other Fees ($)	—	—
Total ($)	603,082	567,655

Audit Fees consist of professional services rendered for the audit of our annual financial statements included in our Form 10-K, reviews of the unaudited interim financial statements included in our Forms 10-Q and comfort letters and consents for financing and various SEC filings.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the professional services rendered for tax compliance, tax advice, and tax planning. Included in such Tax Fees are fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by BDO and not otherwise included in Audit Fees, Audit Related Fees, or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and permissible non-audit services provided by our auditors must be approved in advance by our Audit Committee to ensure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved all of the services provided by BDO in the fiscal year ended December 31, 2025.

The Board recommends a vote FOR ratification of the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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OTHER MATTERS

Stockholder Proposals for the 2027 Annual Meeting

For a stockholder proposal (other than a director nomination) to be considered for inclusion in the Company’s proxy statement for the 2027 annual meeting of stockholders, the Company’s Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on November 30, 2026 or a reasonable time before the Company begins to print and send its proxy materials for the 2027 annual meeting if the date of the 2027 annual meeting is more than 30 days from May 14, 2027, unless the Company notifies stockholders otherwise. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding stockholder proposals. Proposals should be addressed to the Corporate Secretary of Lightbridge Corporation at 11710 Plaza America Drive, Suite 2000, Reston, VA 20190.

For a stockholder proposal (including a director nomination) outside of the Company’s proxy statement to be properly brought before the stockholders at our 2027 annual meeting, other than stockholder proposals complying with the Rule 14a-8 (which are subjected to separate requirements printed above), the stockholder must provide the information required by the Company’s bylaws and give timely notice in accordance with such bylaws, which, in general, require that the notice be received by the Company’s Corporate Secretary: (i) no earlier than the close of business on January 14, 2027, and (ii) no later than the close of business on February 13, 2027. If the date of the 2027 annual meeting is moved more than 30 days before or more than 70 days after May 14, 2027, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement must be received no earlier than the close of business 120 days prior to the 2027 annual meeting and not later than the close of business on the later of (a) 90 days prior to the 2027 annual meeting, or (b) 10 days after public announcement of the annual meeting date.

In addition to satisfying the requirements under Section 3.3 our bylaws, to comply with the universal proxy rules under Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act not later than 90 days nor earlier than the close of business on the 120th days prior to the first anniversary of the preceding year’s annual meeting. Stockholders wishing to include director nominees in the Company’s proxy card for the 2027 annual meeting must provide written notice to our Corporate Secretary (i) no earlier than the close of business on January 14, 2027, and (ii) no later than the close of business on February 13, 2027, with all the names of the director nominees for whom such stockholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b) under the Exchange Act.

Annual Report on Form 10-K

We will provide without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Lightbridge Corporation, c/o Corporate Secretary, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

Other Business

As of the date of this proxy statement, the Board has no knowledge of any business that will be presented for consideration at the annual meeting other than the election of directors, the advisory vote on executive compensation and the ratification of the appointment of the independent auditors. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

Dated: March 30, 2026

41

LIGHTBRIDGE CORPORATION 11710 PLAZA AMERICA DRIVE, STE 2000 RESTON, VA 20190	SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 13, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LTBR2026

You may attend the meeting via the Internet and vote during the meeting. Have your 16-digit control number available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	V88177-P47062	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIGHTBRIDGE CORPORATION
		For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR each of the nominees listed under proposal 1:		All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐	___________________________________

Nominees:

	01) Seth Grae 02) Sweta Chakraborty 03) Jesse Funches	04) Sherri Goodman 05) Daniel B. Magraw 06) Mark Tobin

The Board of Directors recommends you vote FOR proposals 2, and 3.		For	Against	Abstain

2.	Approval on non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement.	☐	☐	☐

3.	Ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 14, 2026:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V88178-P47062

LIGHTBRIDGE CORPORATION

Annual Meeting of Stockholders

May 14, 2026 at 11:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder of Lightbridge Corporation, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby constitutes and appoints Seth Grae and Andrey Mushakov, or either of them acting singly in the absence of the other, with full power of substitution and resubstitution in either of them, the proxies and attorneys-in-fact of the undersigned to represent and vote, as provided on the reverse side of this form, with the same force and effect as the undersigned, all shares of the Company’s common stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2026 Annual Meeting of Stockholders to be held on May 14, 2026, and at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT, AND FOR THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR WILL NOT SERVE.

Continued and to be signed on reverse side